UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	January 19, 2006

Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)

(414) 342-4680
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.      Results of Operations and Financial Condition.

        On January 19, 2006, Harley-Davidson, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s fourth quarter and full year financial results for the financial periods ended December 31, 2005. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report.

        In the Press Release, the Company also discusses matters relating to accounting for stock options. On January 1, 2005, the Company began recognizing expense related to its employee stock option awards before the required implementation of the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 123, as revised in 2004 (“SFAS 123 (revised 2004)”). Since January 1, 2005, the Company has accounted for these stock options as equity instruments. However, SFAS 123 (revised 2004) requires that stock options that may be settled for cash instead of stock at the election of the holder upon the occurrence of a change in control event be accounted for as a liability regardless of the probability of a change in control event occurring. On January 11, 2006, FASB voted to seek public comment on a proposed FASB staff position (the “FSP”) to require companies to classify employee stock options with contingent cash settlement features as equity awards provided the contingent event, such as a change in control event, is not considered probable of occurring. The classification under the proposed FSP would be consistent with the amounts that the Company reported with respect to outstanding stock options in connection with the Company’s original adoption of SFAS 123 (revised 2004) on January 1, 2005, and in subsequent interim periods. The Press Release discloses the effects on the Company’s financial results for 2005 had the Company used the liability method to account for stock option awards in 2005. However, all financial data reported in the Press Release is presented on a U.S. GAAP basis adjusted for the anticipated ratification of the proposed FSP. In the event the FSP is not finalized as expected, the Company will reflect such effects on the year and the quarters in its annual report on Form 10-K filing for the year ended December 31, 2005.

Item 9.01.      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99.1)	Press Release of Harley-Davidson, Inc., dated January 19, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.
Date: January 19, 2006	By: /s/ Gail A. Lione
Gail A. Lione
Vice President, General Counsel and Secretary

HARLEY-DAVIDSON, INC.

Exhibit Index to Current Report on Form 8-K
Dated January 19, 2006

Exhibit
Number

(99.1)	Press Release of Harley-Davidson, Inc., dated January 19, 2006.